Exhibit 99.2

Primoris Services Corporation to Acquire Willbros Group, Inc. March 28, 2018 Continued Diversification for Growth

Forward-Looking Statements This communication contains forward-looking statements, including but not limited to those regarding the proposed acquisition by Primoris Services Corporation (“Primoris”) of Willbros Group, Inc. (“Willbros”) (the “Acquisition”) and the transactions related thereto. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by Willbros’ stockholders; the possibility of litigation (including related to the transaction itself); and other risks described in Willbros’ SEC filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Neither Primoris nor Willbros undertakes any obligation to update any forward-looking statements. Additional Information and Where to Find It In connection with the Acquisition, Willbros will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Willbros stockholders and will contain important information about the Acquisition and related matters. WILLBROS STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by Primoris or Willbros with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from Willbros by contacting Investor Relations by mail at Willbros Group, Inc., 4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027, Attn: Investor Relations Department, by telephone at 713-403-8000, or by going to Willbros’ Investor Relations page on its corporate web site at investors.willbros.com. Participants in the Solicitation Willbros and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition. Information about Willbros’ directors and executive officers is set forth in Willbros’ Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 8, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Willbros by contacting Investor Relations by mail at Willbros Group, Inc., 4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027, Attn: Investor Relations Department, by telephone at 713-403-8000, or by going to Willbros’ Investor Relations page on its corporate web site at investors.willbros.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Acquisition will be included in the proxy statement that Willbros intends to file with the SEC. Legal Disclosures 2

Strategic Move for Sustainable Growth 3 Establishes Primoris in Electrical Infrastructure Markets Continues Primoris Growth in Field Services Markets Increases Strategic Diversification Enhances Capabilities for Infrastructure Projects Expands National Footprint into Southeast U.S. Markets

Compelling and Value-Creating Combination 4 Creating a new platform for growth and value creation with addition of Willbros UTD business Adds high-quality MSA backlog Expands Primoris’ client base and business segments Opportunities for value creation in Willbros’ Oil & Gas and Canadian businesses Ability to accelerate growth by providing the Willbros businesses with resources and support as part of Primoris Both companies share commitment to outstanding safety, quality, and customer service Consistent with strategic priority of disciplined acquisitions

Transaction Overview 5 All cash transaction with enterprise value of approx. $100 million Willbros stockholders will receive $0.60 per share in cash, a significant premium to the closing price of Willbros common stock on March 27, 2018 Will settle all of the existing Willbros debt obligations Unanimously approved by both companies’ Boards of Directors Primoris Board and corporate management remain unchanged Intend to finance transaction through cash on hand and existing credit facilities Primoris to provide Willbros up to $20M in secured bridge financing to support Willbros’ working capital liquidity needs prior to the transaction close

Estimated Timeline to Completion 6 Expected to close in Q2 2018, subject to: Approval by Willbros stockholders Certain Willbros directors and stockholders, together representing ~17% of Willbros’ outstanding shares, have entered into voting agreements with Primoris and agreed to vote in favor of transaction Certain other closing conditions

Transaction Delivers Significant Financial Benefits For first 12 months post closing, Willbros business expected to contribute: ~$660M of revenue, including ~$470M in UTD revenue ~$25M in EBITDA, including ~$7M of annual cost savings Addition of ~$400M to Total Backlog, including ~$300M from UTD segment Within 24-30 months after closing, Primoris expects additional annual cost savings of $7.5M to $10M through: Single company public reporting Integrated insurance programs Integration of financial and IT systems Reduction in real estate locations and costs Access to bonding capacity for projects, and Benefits of equipment ownership compared to equipment leasing and rentals 7

Primoris and Willbros: Complementary Capabilities and Culture 8 Willbros Group, Inc. Overview Specialty energy infrastructure contractor serving oil & gas and power industries Offerings primarily include construction maintenance and facilities development services Three segments: U.S. and Canada Footprint Willbros UTD Willbros Oil & Gas Willbros Canada

Creating Primoris UTD 9 Willbros UTD Overview Comprehensive maintenance and construction, repair and restoration services Provides wide range of services for electric, natural gas utilities, as well as renewable and telecommunications industries Clients include investor-owned utilities, cooperatives, municipalities, gas and oil developers and operators, telecom companies and industrial companies Key Opportunities Expanding MSA contracts with key customers Creating opportunities for additional distribution, transmission crews and storm restoration work Expanding capabilities and geographic coverage Traditional transmission and distribution markets remain strong; increasing demand for renewables Primoris UTD Expected to become fifth operating segment Source: Deloitte Electric T&D CapEx at All Time Highs Electric T&D Capex for Investor-owned Electric and Gas Utilities $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E Billions

Capturing Value From Willbros Oil & Gas Segment 10 Facilities (Field Services) Overview Based in Houston Construction, project management, maintenance and lifecycle extension services to the upstream and midstream markets. Lineal Industries Overview Based in Pittsburgh Complete range of pipeline integrity services Key Opportunities Combine with current Primoris Field Services to expand offerings in facilities and midstream construction markets Key Opportunities Expands integrity construction capabilities in the Northeast Primoris Pipeline & Underground segment Primoris Utilities & Distribution segment

Capturing Value From Willbros Canada Segment 11 Canada Overview Construction, maintenance and fabrication, primarily in Western Canada Services include pipeline integrity and supporting civil work, general mechanical and facility construction and general and modular fabrication Strong presence in Alberta with technical employee base Reputation for safe, productive, high quality execution Key Opportunities Long-term, multi-year recurring service opportunities Primoris Power, Industrial, & Engineering segment

Summary: Compelling and Value-Creating Combination 12 Creating a new platform for growth and value creation with addition of Willbros UTD business Adds high-quality MSA backlog Expands Primoris’ client base and business segments Opportunities for value creation in Willbros’ Oil & Gas and Canadian businesses Ability to accelerate growth by providing the Willbros businesses with resources and support as part of Primoris Both companies share commitment to outstanding safety, quality, and customer service Consistent with strategic priority of disciplined acquisitions

Investors: Kate Tholking Director of Investor Relations ktholking@prim.com 214-740-5615 Corporate: 2100 McKinney Ave, Suite 1500 Dallas, TX 75201 214-740-7400 www.prim.com